UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 14a-12

WRAP TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Wrap Technologies, Inc.
4620 Arville Street, Ste E
Las Vegas, Nevada 89103
(800) 583-2652

April 5, 2019
Dear Stockholders of Wrap Technologies, Inc.:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting) of Wrap Technologies, Inc. (the “Company”), which will be held in the 7th floor Meeting Room at the One America Plaza building located at 600 West Broadway, San Diego, California 92101, on May 23, 2019 at 10:30 a.m. PT.

Details of the business to be conducted at the Annual Meeting are described in both the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, and in this Proxy Statement. We have also made a copy of our Annual Report on Form 10-K for the year ended December 31, 2018 (“Annual Report”) available with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and services.

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expense, we have elected to provide access to our proxy materials over the Internet, rather than mailing paper copies. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to access the information they need, while lowering the costs of our Annual Meeting and conserving natural resources.

Regardless of whether you plan to attend the Annual Meeting in person, please read the accompanying Proxy Statement and then vote by Internet, telephone or e-mail as promptly as possible.  Please refer to the Notice for instructions on submitting your vote. Voting promptly will save us additional expense in further soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

We look forward to seeing you at the Annual Meeting.

Sincerely,
/s/ Scot Cohen Scot Cohen
Executive Chairman

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote by Internet, telephone or e-mail as soon as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote in person, even if he or she has returned a proxy.

Wrap Technologies, Inc.
4620 Arville Street, Suite E.
Las Vegas, Nevada 89103
Tel. (800) 583-2652

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 23, 2019

Dear Stockholders of Wrap Technologies, Inc.:

              We are pleased to invite you to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Wrap Technologies, Inc., a Delaware corporation (the “Company”), which will be held in the 7th floor Meeting Room at the One America Plaza building located at 600 West Broadway, San Diego, California 92101, on May 23, 2019 at 10:30 a.m. PT, for the following purposes:

1.
to elect five directors to our Board of Directors, each to serve until our next annual meeting of stockholders, or until their respective successor is duly elected and qualified;

2.
to approve an amendment to our 2017 Equity Compensation Plan (the “2017 Plan”) to increase the number of shares of Company common stock, par value $0.0001 per share (“Common Stock”), available for issuance thereunder from 2.0 million shares to 4.1 million shares (the “Plan Amendment”), and ratify all issuances made thereunder to date;

3.
to ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent auditors for the year ending December 31, 2019; and

4.
to vote upon such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

These matters are more fully discussed in the attached Proxy Statement.

We have elected to provide access to our proxy materials primarily over the Internet, pursuant to the Securities and Exchange Commission’s “notice and access” rules. We believe this process expedites stockholders’ receipt of proxy materials, while lowering the costs of our Annual Meeting and conserving natural resources. We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting on or about April 8, 2019, which will contain instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (“Annual Report”) and voting instructions. The Notice will also include instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.colonialstock.com/wrap2019.

The close of business on March 20, 2019 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Only holders of record of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, located at 4620 Arville Street, Suite E., Las Vegas, Nevada 89103, during normal business hours for a period of ten days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by Internet, telephone or e-mail so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors recommends that you vote “FOR” each of the director nominees identified in Proposal No. 1 and “FOR” Proposal Nos. 2 and 3. Each of these Proposals are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 23, 2019:

THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT:
www.colonialstock.com/wrap2019.

By Order of the Board of Directors,
/s/ Scot Cohen Scot Cohen
Executive Chairman
Las Vegas, Nevada
April 5, 2019

Wrap Technologies, Inc.
4620 Arville Street, Suite E.
Las Vegas, Nevada 89103
Tel. (800) 583-2652

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (“Board”) of Wrap Technologies, Inc., a Delaware corporation (the “Company”), for use at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 23, 2019 at 10:30 a.m. PT, and at any adjournment or postponement thereof, in the 7th floor Meeting Room at the One America Plaza building located at 600 West Broadway, San Diego, California 92101.

We have elected to provide access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s (“SEC”) “notice and access” rules. We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting on or about April 8, 2019, which will contain instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (“Annual Report”) and voting instructions. The Notice will also include instructions on how you can receive a paper copy of your proxy materials.

This Proxy Statement and the Annual Report can also be accessed free of charge online as of April 5, 2019 at: www.colonialstock.com/wrap2019.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting are each described in this Proxy Statement. Only holders of our common stock, par value $0.0001 per share (“Common Stock’’), as of the close of business on March 20, 2019 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 27,364,607 shares of Common Stock issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

Quorum

In order for any business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of the Company’s Common Stock entitled to vote and representing at least a majority of the Company’s outstanding voting power will constitute a quorum for the transaction of business. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of establishing a quorum. Shares that constitute broker non-votes will also be counted as present at the Annual Meeting for the purpose of establishing a quorum. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. Directors are elected by a plurality vote. This means that the five director nominees who receive the greatest number of affirmative votes cast at the Annual Meeting by the shares present, either in person or by proxy and entitled to vote, will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of the directors.

Proposal No. 2: Plan Amendment, and Ratification of all Issuances Made Thereunder to Date. To approve the amendment to our 2017 Equity Compensation Plan (the “2017 Plan”) to increase the number of shares of Common Stock authorized for issuance thereunder from 2.0 million shares to 4.1 million shares (the “Plan Amendment’), and to ratify all issuances made thereunder to date, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against this Proposal. A broker or nominee will not have discretionary authority to vote on this Proposal because it is considered a non-routine matter. Accordingly, broker non-votes will have no effect on the outcome of this Proposal.

Proposal No. 3: Ratification of Appointment of Auditors. To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent auditors for the fiscal year ending December 31, 2019, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against this Proposal. A broker or other nominee will generally have discretionary authority to vote on this Proposal because it is considered a routine matter, and therefore we do not expect broker non-votes with respect to this Proposal. However, any broker non-votes received will have no effect on the outcome of this Proposal.

Broker Non-Votes

A “broker non-vote” occurs when a nominee (typically a broker or bank) holding shares for a beneficial owner (typically referred to as shares being held in “street name”) submits a proxy for the Annual Meeting, but does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares with respect to that proposal.

Brokers and other nominees may vote on “routine” proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules applicable to broker nominees concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those firms. The ratification of the independent registered public accountants, for example, is a routine proposal. Brokers and other nominees may not vote on “non-routine” proposals, unless they have received voting instructions from the beneficial owner. The election of directors and approval of the Plan Amendment are considered “non-routine” proposals. This means that brokers and other firms must obtain voting instructions from the beneficial owner to vote on these matters; otherwise they will not be able to cast a vote for such “non-routine” proposal. If your shares are held in the name of a broker, bank or other nominee, please follow their voting instructions so you can instruct your broker on how to vote your shares.

Voting and Revocation of Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the five director nominees named in this proxy statement, (ii) FOR the Plan Amendment, and ratification of all issuances made under our 2017 Plan to date, (iii) FOR ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as our independent auditors for the current fiscal year, and (iv) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing, with our Corporate Secretary at our principal executive offices, located at 4620 Arville Street, Suite E., Las Vegas, Nevada 89103, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting alone will not revoke your proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

No Appraisal Rights

The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting of this Proxy Statement, the Annual Report and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by e-mail, telephone and mail.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that that the number of directors that constitute the entire Board of Directors (the “Board”) shall be fixed from time to time by resolution adopted by a majority of the entire Board, but that in no event shall the number be less than three. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is duly elected and qualified. Our Board currently consists of five directors, each of whom has been nominated by our Nominating and Governance Committee for election at the Annual Meeting. The five director nominees for election at the Annual Meeting consist of: Scot Cohen, David Norris, Michael Parris, Patrick Kinsella and Wayne R. Walker.

Each nominee, if elected at the Annual Meeting, will hold office for a one-year term until the next Annual Meeting of Stockholders or until their successor is duly elected, unless prior thereto the director resigns or the director’s office becomes vacant by reason of death or other cause. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and the Board may be reduced accordingly. The Board has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present in person or represented by proxy and entitled to vote at the Annual Meeting. The five nominees receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of the directors. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the director nominees listed above.

The Board recommends that the stockholders vote “FOR” the election of Messrs. Cohen, Norris, Parris, Kinsella and Walker.

Director Nominees

The following section sets forth certain information regarding the nominees for election as directors of the Company. David Norris is the son of Elwood G. Norris, the Company's Chief Technology Officer and a former director. There are no additional family relationships between any of the directors and the Company’s executive officers.

BOARD OF DIRECTORS

Name	Age	Positions	Director Since
Scot Cohen	50	Executive Chairman	2017
David Norris	53	Director and Chief Executive Officer	2018
Michael Parris	60	Director	2017
Patrick Kinsella	65	Director	2018
Wayne R. Walker	60	Director	2018

Scot Cohen cofounded the Company with Mr. James Barnes and Mr. Elwood Norris in March 2016, and currently serves as its Executive Chairman. He served as a Manager until the Company’s incorporation in March 2017, when he was appointed to serve as the Company’s Corporate Secretary. In July 2017, Mr. Cohen was appointed to serve as the Company’s Executive Chairman, and in January 2018 he resigned as Corporate Secretary. Mr. Cohen has over 20 years of experience in institutional asset management, wealth management, and capital markets. He currently serves as Executive Chairman of the Board of Petro River Oil Corp. (OTC Pink: PTRC), a position he has held since 2012. Mr. Cohen is the founder and serves as a principal of the Iroquois Capital Opportunity Fund, a closed end private equity fund focused on investments in North American oil and gas assets. He is also the co-founder of Iroquois Capital, a New York based hedge fund. In addition, he manages several operating and non-operating partnerships, which actively invest in the energy sector. Mr. Cohen currently sits on the board of directors of True Drinks Holding, Inc. (OTC Pink: TRUU). Mr. Cohen earned a Bachelor of Science degree from Ohio University in 1991.

The Board of Directors believes Mr. Cohen’s success with multiple private investment firms, his extensive contacts within the investment community and financial expertise will assist the Company’s efforts to raise capital to fund the continued implementation of the Company’s business plan.

David Norris was appointed as a director of the Company and the Company’s President in January 2018, and was promoted to the Company’s Chief Executive Officer in December 2018. Prior to joining the Company, he served in senior executive roles at privately held loanDepot, Inc. from April 2014 to December 2017, during which time it rapidly expanded into the fifth largest mortgage lender in the United States. Most recently, he served as Chief Revenue Officer of loanDepot, with prior executive positions including President and Chief Operating Officer. In October 2012, Mr. Norris was appointed as Chief Executive Officer of Greenlight Financial Services, which was sold to Nationstar Mortgage in May 2013, whereupon he served as President of Direct Lending and Chief Marketing Officer until February 2014. Mr. Norris also previously served as President at LendingTree, Inc. and Discover Home Loans. In addition, Mr. Norris’ career includes executive and management roles at Toshiba America Information Systems, Qualcomm Personal Electronics and American Technology Corporation. His early career was as a probation officer in San Diego for five years. Mr. Norris earned his Bachelor of Science degree in business administration from University of Phoenix in 1993.

Mr. Norris brings to the Company and the Board of Directors significant executive experience in rapidly growing businesses and a background in developing, launching and manufacturing new products.

Michael Parris was appointed as a director of the Company in November 2017. Mr. Parris has been a partner at Perry Rogers Partners Inc. (“Perry Rogers”), a sports management firm, since 1996, where he primarily oversees the SHAQ Brand and other strategic alliances. His role at Perry Rogers encompasses business development, worldwide brand management, marketing and public relations. Prior to joining Perry Rogers, Mr. Parris had a successful career in law enforcement with the Newark Police Department in Newark, New Jersey rising to the rank of Lieutenant. During his career in law enforcement, he worked and commanded several specialized units, including Homicide, Robbery, and Internal Affairs. Mr. Parris holds a Bachelor of Science degree in Business Management from the University of Phoenix.

Mr. Parris brings to the Board of Directors and management valuable experience and insights into the market served by the Company given his background in law enforcement and worldwide marketing and brand experience.

Patrick Kinsella was appointed as a director of the Company in November 2018. Mr. Kinsella currently serves as an adjunct professor at the USC Marshall School of Business, a position that he has held since August 2011. In 2014, he was appointed as a director and the Chairman of the audit committee of PennyMac Financial Services, Inc. (“PennyMac”) (NYSE: PFSI). Prior to his retirement as a senior audit partner in May 2013, Mr. Kinsella spent over 37 years at with KPMG LLP serving clients generally concentrated in the financial services sector, including banks, thrifts, mortgage companies, automotive finance companies, alternative investment companies and real estate companies. Mr. Kinsella received a Bachelor of Science Degree in Accounting from California State University, Northridge, and is a licensed certified public accountant in the State of California.

The Board of Directors believes that Mr. Kinsella is qualified to serve as a director of the Company due to his extensive experience in providing professional accounting and auditing services and his experience serving as Chairman of the Audit Committee of PennyMac.

Wayne R. Walker was appointed as a director of the Company in November 2018. In 2003, Mr. Walker founded Walker Nell Partners, Inc. (“Walker Nell”), an international business consulting firm providing corporate governance and restructuring, fiduciary services, litigation support, and other services to client corporations and law firms, where he continues to serve as the president. In his role at Walker Nell, he has served on a number of private company boards. He has also been active on various charitable boards, and currently serves as Chairman of the Board of Trustees of National Philanthropic Trust, a public charity that holds over $6.0 billion of assets under management, as Vice President of Board of Education of the City of Philadelphia, and as a member of the board of Eagleville Hospital and Foundation. Mr. Walker has more than 25 years of experience in corporate law and corporate restructuring, including working 15 years at the DuPont Company in the Securities and Bankruptcy group, where he worked in the Corporate Secretary’s office and served as Senior Counsel. He holds a Bachelor of Arts Degree from Loyola University New Orleans and a Juris Doctorate from Catholic University of America. He also studied finance for non-financial managers at the University of Chicago’s Graduate School of Business.

The Board of Directors believes that Mr. Walker is qualified to serve as a director of the Company due to his substantial knowledge and more than 25 years of experience in corporate governance, restructuring and corporate litigation.

Director Nominations

The Board nominates directors for election at each annual meeting of stockholders, appoints new directors to fill vacancies when they arise, and has the responsibility to identify, evaluate and recruit qualified candidates to the Board for such nomination or appointment.

The Board of Directors identifies director nominees by first considering those current members of the Board who are willing to continue service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Nominees for director are selected by a majority of the members of the Board of Directors. Although the Company does not have a formal diversity policy, in considering the suitability of director nominees, the Board considers such factors as it deems appropriate to develop a Board that is diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Board include judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in law enforcement, the use of force product industry, intellectual property, business, corporate governance, marketing, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other Board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the Board and any committees of the Board.

A stockholder who wishes to suggest a prospective nominee for the Board may notify the Secretary of the Company in writing with any supporting material the stockholder considers appropriate. Nominees suggested by stockholders are considered in the same way as nominees suggested from other sources.

Director Independence

Our Board of Directors has reviewed the independence of our directors based on the listing standards of the Nasdaq Stock Market. Based on this review, the Board of Directors determined that Messrs. Parris, Kinsella and Walker are independent, as defined in Rule 5605(a)(2) of the Nasdaq Stock Market Rules. In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence.

Board Meetings

Directors hold office until the next annual meeting of the stockholders or until their successors have been elected or appointed and duly qualified. Vacancies on the Board that are created by the retirement, resignation or removal of a director, may be filled by the vote of the majority of the remaining members of the Board, with such new director serving the remainder of the term or until his/her successor shall be elected and qualified.

The Board of Directors is elected by and is accountable to our stockholders. The Board establishes policy and provides strategic direction, oversight, and control. The Board met five times during the year ended December 31, 2018 and all incumbent directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which such directors served.

Committees of the Board of Directors

Our Board of Directors established an Audit Committee, Compensation Committee and Nominating and Governance Committee in November 2018. Prior to that, we did not have any formal committees, and as a result, the full Board of Directors administered the duties of an audit committee, compensation committee and nominating and governance committee. Our Board of Directors has adopted written charters for each of the foregoing committees. Copies of the charters are available on our website. Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The Audit Committee provides assistance to our Board of Directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy it that the accountants are independent of management. The Audit Committee currently consists of Messrs. Kinsella, Walker and Parris, each of whom is a non-management member of our Board of Directors that we believe meets the criteria for independence under the applicable Nasdaq Stock Market Rules and SEC rules and regulations. Mr. Kinsella is also our Audit Committee financial expert, as currently defined under current SEC rules. We believe that the composition of our Audit Committee meets the criteria for independence under the applicable Nasdaq Stock Market Rules and SEC rules and regulations, and the functioning of our Audit Committee complies with the applicable Nasdaq Stock Market Rules and SEC rules and regulations.

The Audit Committee, formed in November 2018, met one time during the year ended December 31, 2018, and all members of the Audit Committee attended the meeting. The Audit Committee met with our Chief Financial Officer and with our independent registered public accounting firm and evaluated the responses by the Chief Financial Officer, both to the facts presented and to the judgments made by our independent registered public accounting firm.

Compensation Committee

The Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our 2017 Plan. The Compensation Committee currently consists of Messrs. Walker, Kinsella and Parris, each of whom is a non-management member of our Board of Directors that we believe meets the criteria for independence under the applicable Nasdaq Stock Market Rules and SEC rules and regulations. We believe that the composition of our Compensation Committee meets the criteria for independence under the applicable Nasdaq Stock Market Rules and SEC rules and regulations, and the functioning of our Compensation Committee complies with the applicable Nasdaq Stock Market Rules and SEC rules and regulations.

The Compensation Committee, formed in November 2018, met one time during the year ended December 31, 2018, and all members of the Compensation Committee attended the meeting.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors. In addition, the Nominating and Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the full Board of Directors concerning corporate governance matters. The Nominating and Governance Committee currently consists of Messrs. Walker, Kinsella and Parris.

The Nominating and Governance Committee, formed in November 2018, held one meeting during the year ended December 31, 2018, and all members of the Nominating and Governance Committee attended the meeting.

Board Role in Risk Assessment

Management, in consultation with outside professionals, as applicable, identifies risks associated with the Company’s operations, strategies and financial statements. Risk assessment will also be performed through periodic reports received by the Audit Committee from management, counsel and the Company’s independent registered public accountants relating to risk assessment and management. Audit Committee members will meet privately in executive sessions with representatives of the Company’s independent registered public accountants. The Board of Directors also provides risk oversight through its periodic reviews of the financial and operational performance of the Company.

Board Leadership Structure

Currently, our Principal Executive Officer is David Norris and the Executive Chairman of our Board of Directors is Scot Cohen. Our Board of Directors has determined that it is in the best interests of the Board and the Company to maintain separate the roles for the Principal Executive Officer and Chairman of the Board. Our Board of Directors believes this structure increases the Board’s independence from management and, in turn, leads to better monitoring and oversight of management. Although our Board of Directors believes the Company is currently best served by separating the role of Chairman of the Board of Directors and Principal Executive Officer, our Board of Directors will review and consider the continued appropriateness of this structure on an annual basis.

Indemnification of Officers and Directors

As permitted by the Delaware General Corporation Law, the Company will indemnify its directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. We will provide any person, without charge, a copy of our Code of Business Conduct and Ethics upon written request to Investor Relations, Wrap Technologies, Inc., 4620 Arville Street, Ste E. Las Vegas, Nevada 89103. We also post on our website a copy of or Code of Business Conduct and Ethics at www.wraptechnologies.com.

Stockholder Communications

If you wish to communicate with the Board of Directors, you may send your communication in writing to:

Wrap Technologies, Inc.
4620 Arville Street, Suite E.
Las Vegas, Nevada 89103
Attn: Corporate Secretary

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. Our Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board of Directors based on the subject matter.

Section 16(a) Beneficial Ownership Reporting Compliances

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater-than-ten-percent shareholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

Based solely on a review of copies of such reports furnished to our Company and representation that no other reports were required during the fiscal year ended December 31, 2018, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the Securities and Exchange Commission except for the following:

●
Elwood Norris, the Company’s Chief Technology Officer, filed one Form 4 disclosing one late transaction; and

●
Wayne Walker, a director on the Company’s Board, filed one Form 4 disclosing one late transaction.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

Our executive officers are appointed by the Board and serve at the discretion of the Board, subject to the terms of any employment agreements they may have with the Company. The following is a brief description of the present and past business experience of each of the Company’s current executive officers.

Name	Age	Positions
David Norris	53	Chief Executive Officer
James A. Barnes	64	Chief Financial Officer, Secretary and Treasurer
Michael Rothans	57	Chief Operating Officer
Elwood G. Norris	80	Chief Technology Officer
Thomas P. Smith	51	President

David Norris. Please see Mr. Norris’ biography on page 4 of this Proxy Statement, under the section entitled “Directors.”

James A. Barnes cofounded the Company with Mr. Elwood Norris and Mr. Cohen in March 2016, and currently serves as Chief Financial Officer, Secretary and Treasurer. He served as Manager until the Company’s incorporation in March 2017, and served as a member of the Company’s Board of Directors from March 2017 to November 2018. He has served as the President of Sunrise Capital, Inc., a private venture capital and financial and regulatory consulting firm, since 1984. He was Chief Financial Officer of Parametric Sound Corporation (now Turtle Beach Corporation) (Nasdaq GM: HEAR) from 2010 to February 2015, and from February 2015 to February 2017 served as Vice President Administration at Turtle Beach Corporation. Since 1999, he has been Manager of Syzygy Licensing LLC (“SYZYGY”), a private technology invention and licensing company he owns with Mr. Elwood Norris. He previously practiced as a certified public accountant and management consultant with Ernst & Ernst (1976-1977), Touche Ross & Co. (1977-1980), and as a principal in J. McDonald & Co. Ltd., Phoenix, Arizona (1980-1984). He graduated from the University of Nebraska with a Bachelor of Arts Degree in Business Administration in 1976 and is a certified public accountant (inactive).

Michael Rothans joined the Company in September 2017 as Senior Vice President of Business Development, a position that he held until November 2018, at which point he was appointed as the Company’s Chief Operating Officer. As Senior Vice President of Business Development, he was responsible for engaging larger police agencies across the United States. Prior to joining the Company, Mr. Rothans served as a police officer and executive in the Los Angeles County Sheriff’s Department for thirty-one years, where he retired as the Assistant Sheriff overseeing the department’s patrol operations in 2015. While there, he worked in all aspects of law enforcement, including custody, patrol, investigative, administrative, supervisory and management roles. In addition, he was responsible for a nearly one-billion-dollar budget and supervised over 6,000 sworn and civilian personnel. Mr. Rothans received many commendations during his career, including the Los Angeles County Sheriff’s Department Distinguished Service Award in 1997 and 2010, the Exemplary Service Award in 2001, 2005, and 2009, and, the Meritorious Service Award in 2008. In addition, as Chair of the Executive Force Review Committee responsible for reviewing all Officer Involved Shootings and significant uses of force, he developed invaluable knowledge about real world encounters between police and the public. Mr. Rothans graduated from Loyola Marymount University in 1984 with a Bachelor of Arts Degree in Political Science, immediately after which he joined the police academy.

Elwood G. Norris cofounded the Company with Mr. Barnes and Mr. Cohen in March 2016 and currently serves as the Company’s Chief Technology Officer. He served as a director on the Company’s Board of Directors from March 2017 to January 2018. He was previously a director and President of Parametric Sound Corporation (now Turtle Beach Corporation) (Nasdaq GM: HEAR) from 2010 to February 2015, and from February 2015 to September 2016 he served as Chief Scientist, a non-executive position, at Turtle Beach. He was a director of LRAD Corporation (Nasdaq CM: LRAD) from August 1980 to June 2010. He served as Chairman of LRAD Corporation’s Board of Directors, an executive position, in which he served in a technical advisory role and acted as a product spokesman from September 2000 to April 2009. He is an inventor, and has authored more than 80 U.S. patents, primarily in the fields of electrical and acoustical engineering, and has been a frequent speaker on innovation to corporations and government organizations. He is the inventor of our BolaWrap technology. Mr. Elwood Norris is a majority owner of Syzygy, but has no employment or management relationship with Syzygy.

Thomas P. Smith joined the Company in March 2019 as President. Mr. Smith co-founded TASER International (now Axon Enterprise, Inc. – Nasdaq: AAXN) (“TASER”) in 1993. He served as President of TASER until October 2006, and as Chairman of the Board of Directors of TASER from October 2006 until he retired to pursue entrepreneurial activities in February 2012. Amongst his most significant roles and responsibilities at TASER, Mr. Smith managed domestic and international export sales, significantly expanding the sale and distribution of TASER’s products, including sales to more than 17,200 federal, state and local law enforcement agencies in over 100 countries. In 2012 he co-founded Achilles Technology Solutions, LLC (“Achilles”), and through its wholly-owned subsidiary ATS Armor, LLC (“ATS Armor”), which he co-founded in 2015, developed a line of ballistic solutions for law enforcement and military. Mr. Smith has served, and continues to serve, as the Managing Member of Achilles. In addition, Mr. Smith served as the Managing Member of ATS Armor and ATS MER (“ATS MER”), a research and development company acquired by Achilles in 2015 that was primarily funded by government SBIR contracts, until March 2019 and February 2019, respectively. ATS Armor filed a petition for Chapter 7 Bankruptcy in March 2019, and ATS MER filed a petition for Chapter 7 Bankruptcy in February 2019. Mr. Smith holds a B.S. degree in Ecology and Evolutionary Biology from the University of Arizona and a M.B.A. degree from Northern Arizona University.

There are no arrangements or understandings between our Company and any other person pursuant to which he was or is to be selected as a director, executive officer or nominee. David Norris is the son of Elwood G. Norris, the Company’s Chief Technology Officer and a former director.

Summary Compensation Table

The following table sets forth information regarding the compensation awarded to or earned by the executive officers listed below during the years ended December 31, 2018 and 2017. As an emerging growth company, we have opted to comply with the reduced executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”), which require compensation disclosure for only our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. Throughout this document, these three officers are referred to as our “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation	Total

David Norris (2)	2018	$120,000	$-	$268,238	$-	$388,238
Chief Executive Officer and Director	2017	$7,960	$-	$-	$-	$7,960

Scot Cohen (3)	2018	$120,000	$-	$74,056	$-	$194,056
Executive Chairman and Director	2017	$-	$50,000(4)	$-	$-	$50,000

James A. Barnes	2018	$120,000	$-	$74,056	$-	$194,056
Chief Financial Officer, Secretary and Treasurer	2017	$64,000	$-	$-	$-	$64,000

(1)
Amounts reported in this column do not reflect the amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted to the named executive officers during the fiscal year ended December 31, 2018, as computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification 718 (“ASC 718”). Assumptions used in the calculation of these amounts are included in the notes to our financial statements included in our Annual Report. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(2)
Mr. Norris was appointed to serve as the Company’s President in January 2018, and was promoted to the position of Chief Executive Officer of the Company in December 2018.

(3)
Mr. Cohen was appointed to serve as the Company’s Executive Chairman in July 2017.

(4)
During 2017 there was no compensation arrangement between Mr. Cohen and the Company for his services as the Company’s Executive Chairman. In February 2018, the Board of Directors granted and the Company paid a $50,000 bonus to Mr. Cohen as compensation for his services to the Company during 2017.

Effective March 2016 through February 2017, the Company accrued monthly deferred compensation for the services of officers Messrs. Elwood Norris and Barnes in the aggregate amount of $7,000 per month payable to Syzygy with Mr. Barnes’ proportionate share being $2,000 per month. The balance as of December 31, 2018 was $70,000 ($20,000 allocable to Mr. Barnes), and at February 28, 2017 was $84,000 ($24,000 allocable to Mr. Barnes), which amount accrues without interest. There is currently no established repayment schedule or timing for payment. Commencing March 1, 2017, Messrs. Elwood Norris and Barnes were each being paid compensation of $6,000 per month for their services as employees and officers of the Company with March 2017 amounts deferred with no established repayment schedule or timing for payment.

Syzygy, an entity controlled by Messrs. Elwood Norris and Barnes, will receive a royalty as described above in “Business—Related Party License and Royalties” in consideration for the license of certain technology necessary for the development of BolaWrap 100. We expect that Messrs. Elwood Norris and Barnes will continue to be compensated in their roles as officers as determined by our Board of Directors.

Employment Arrangements

We have no employment letters or contracts with any named executive officer.

Outstanding Equity Awards as of December 31, 2018

The following table provides information regarding each unexercised stock option to purchase our Common Stock held by our named executive officers as of December 31, 2018. As of December 31, 2018, our named executive officers did not hold any RSU’s or similar stock awards.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date

David Norris	5/23/2018	-	500,000(1)	$1.50	5/23/2023

Scot Cohen	5/23/2018	75,000	75,000(2)	$1.50	5/23/2023

James A. Barnes	5/23/2018	75,000	75,000(2)	$1.50	5/23/2023

(1)
 50% of these options vest on 5/23/2019 and the balance over 12 months thereafter.

(2)
These options vest on 5/23/2019.

Potential Payments Upon Termination, Death, Disability, or Retirement

We have no executive employee contracts at this time. Every officer and employee is an at-will employee. The royalties payable to Syzygy, controlled by Messrs. Elwood Norris and Barnes, are unrelated to employment or their roles as officers, and will continue upon any termination, death, disability or retirement.

Compensation Risks Assessment

As required by rules adopted by the SEC, management has made an assessment of our compensation policies and practices with respect to all employees to determine whether risks arising from those policies and practices are reasonably likely to have a material adverse effect on us. In doing so, management considered various features and elements of the compensation policies and practices that discourage excessive or unnecessary risk taking. As a result of the assessment, we have determined that our compensation policies and practices do not create risks that are reasonably likely to have material adverse effects.

NON-EXECUTIVE DIRECTOR COMPENSATION

The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during the fiscal year ended December 31, 2018, other than a director who also served as an executive officer:

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	Total ($)

Michael Parris	$38,500(3)	$26,824	$65,324

Patrick Kinsella	$5,500	$47,110	$52,610

Wayne R. Walker	$5,500	$47,110	$52,610

(1)
Each director earns $3,500 per month, which is paid on a quarterly basis, for their services on the Board.

(2)
The amounts reported do not reflect the amounts actually received by our non-employee directors. Instead, these amounts reported reflect the aggregate grant date fair value of all options granted to our non-employee directors during fiscal year ended December 31, 2018, as computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our financial statements included in our Annual Report. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. As of December 31, 2018, the aggregate number of shares of Common Stock underlying outstanding options held by our non-employee directors were as follows: Mr. Parris, 50,000 shares; Mr. Kinsella, 35,000 shares and Mr. Walker, 35,000 shares.

(3)
During 2018, terminating in October 2018, Mr. Parris was paid an aggregate of $13,500 for marketing consulting services.

PROPOSAL NO. 2

AMENDMENT TO OUR 2017 EQUITY COMPENSATION PLAN AND RATIFICATION OF ALL ISSUANCES MADE THEREUNDER TO DATE

Background of Plan and Purpose of the Plan Amendment

The 2017 Plan was adopted by our Board of Directors and approved by a majority of our stockholders on March 31, 2017. The 2017 Plan reserved 2.0 million shares of our Common Stock for issuance as one of four types of equity incentive awards: (i) stock options, (ii) shares of Common Stock, (iii) restricted stock awards, and (iv) restricted stock units. The 2017 Plan permits the qualification of awards under the 2017 Plan as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code. Currently, a total of 1,967,500 shares are reserved for issuance upon exercise of outstanding options under the 2017 Plan. As a result, we currently only have 32,500 shares available for issuance as stock options or other awards under the 2017 Plan. The proposed Plan Amendment will allow the Company to maintain a sufficient pool of available shares for future grants under the 2017 Plan.

The 2017 Plan provides for the issuance of stock based awards to attract and retain the services of executives, other key employees and certain contractors. Keeping a proportionate number of shares available for issuance under the 2017 Plan in relation to our issued and outstanding shares of Common Stock provides the ability and flexibility to present compensation packages that compare favorably with those offered by other companies. As only 32,500 shares are currently available for issuance under the 2017 Plan, on March 16, 2019 our Board voted unanimously to adopt the Plan Amendment to provide for an additional 2.1 million shares for future grants under the 2017 Plan. As of the date of this Proxy Statement, options to purchase a total of 1.0 million shares of Common Stock have been issued to an officer of the Company, conditioned upon stockholder approval of the Plan Amendment and ratification of such issuances by the Company’s stockholders, which approval must occur on or prior to March 16, 2020 or such options shall be rendered null and void. Details regarding these issuances are presented below, under the section entitled “Awards Granted under the 2017 Plan.” Although we do not currently have any definitive arrangements or agreements, either written or oral, regarding the issuance of additional awards pursuant to the 2017 Plan either prior or subsequent to the effectiveness of the Plan Amendment, we may issue additional awards under the 2017 Plan to certain individuals prior to obtaining stockholder approval of the Plan Amendment. In the event that we do issue additional awards under the 2017 Plan prior to the effectiveness of the Plan Amendment, all such issuances will also be conditioned upon stockholder approval of the Plan Amendment.

Summary Description of the 2017 Plan

The 2017 Plan is intended to (i) encourage ownership of shares by our employees and directors and certain consultants to the Company; (ii) induce them to work for the benefit of the Company; and (iii) provide additional incentive for such persons to promote the success of the Company.

 Administration

The Compensation Committee of the Board administers the 2017 Plan, which permits the granting of equity awards to purchase up to 2.0 million shares of our Common Stock, which number will increase to 4.1 million shares of our Common Stock on the day of the Annual Meeting, subject to the receipt of stockholder approval of the Plan Amendment.

The 2017 Plan permits the Compensation Committee to grant one of four types of equity incentive awards: (i) stock options, (ii) shares of Common Stock, (iii) restricted stock awards, and (iii) restricted stock units.

The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Exchange Act, or employees who are “covered employees” within the meaning of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code (the “Code”). The Compensation Committee includes at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act, and an “outside director” pursuant to Section 162(m).

The Compensation Committee, or a committee delegated by the Compensation Committee, will have the exclusive authority to administer the 2017 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.

Eligibility

Persons eligible to participate in the 2017 Plan include non-employee members of the Board, certain consultants to the Company, and all of the employees of the Company and its subsidiaries, as determined by the Compensation Committee.

Awards

The 2017 Plan provides for the grant of (i) stock options, (iii) Common Stock, (iv) restricted stock awards, and (v) restricted stock units.

Changes in Capital Structure

In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards (as defined in the 2017 Plan) shall terminate immediately prior to such event. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the 2017 Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the 2017 Plan.  In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the 2017 Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other Stock Awards outstanding under the 2017 Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction. Notwithstanding the foregoing provisions of this paragraph, Participants shall be allowed not less than six months to exercise Stock Awards so vested.

In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or of changes in applicable laws, the Compensation Committee, may, subject to the terms of the 2017 Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the 2017 Plan or with respect to any award: (i) provide for either the termination, purchase or replacement of the awards, (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding awards which may be granted in the future, (iv) provide for the acceleration of vesting or exercisability of the awards and (v) provide that the awards cannot vest or be exercised after the event that triggers the action.

Amendment and Termination

The Compensation Committee, subject to approval of the full Board of Directors, may terminate, amend, or modify the 2017 Plan at any time; provided, however, that stockholder approval must be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2017 Plan, to extend the exercise period for an option beyond ten years from the date of grant or to allow a material increase in the benefits or change the eligibility requirements under the 2017 Plan.

In no event may an award be granted pursuant to the 2017 Plan on or after the tenth anniversary of the effectiveness of the 2017 Plan.

U.S. Federal Income Tax Consequences

Under the 2017 Plan, stock options may be granted which are intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, or which are not intended to qualify as Incentive Stock Options. In addition, direct grants of stock or restricted stock may be awarded. Accordingly, the 2017 Plan is, in part, a qualified plan for Federal income tax purposes. As such, the Company is entitled to (a) withhold and deduct from future wages of any participant, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Stock Option, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Stock Option or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Stock Option.

Awards Granted Under the 2017 Plan

    Because grants under the 2017 Plan are subject to the discretion of the Compensation Committee, awards under the 2017 Plan that may be made in the future are not determinable. Future exercise prices for options granted under the 2017 Plan are also not determinable because they will be based upon the fair market value of the Company’s common stock on the date of grant.

The following table discloses all awards granted to the persons or groups specified below under the current version of the 2017 Plan as of our most recently completed fiscal year ended December 31, 2018:

		All Other
		Option Awards:	Exercise	Grant
		Number of	Price of	Date Fair
		Securities	Option	Value of
	Grant	Underlying	Awards	Option Awards
Name and Position	Date	Options (#)	($/Share) (1)	($) (2)

David Norris	5/23/2018	500,000	$1.50	$268,238
Chief Executive Officer
Scott Cohen	5/23/2018	150,000	$1.50	$74,056
Executive Chairman
James A. Barnes	5/23/2018	150,000	$1.50	$74,056
Chief Financial Officer, Secretary and Treasurer
Michael Rothans	5/23/2018	110,000	$1.50	$59,012
Chief Operating Officer
Elwood G. Norris	5/23/2018	150,000	$1.50	$74,056
Chief Technology Officer
Outside Directors	5/23/18 and 11/14/18	120,000	$1.50 to $3.61	$121,044
Employees and Consultants (excluding executive officers)	Various in 2018	787,500	$1.50 to $3.85	$532,169

(1)
Each option was granted at an exercise price equal to the fair market value of our Common Stock on the grant date which was equal to the closing price of a share of our Common Stock, as reported by the Nasdaq Capital Market (for those options issued after December 4, 2018) or OTCQB operated by the OTC Markets (when issued prior to December 4, 2018), on the date of grant.

(2)
The amounts reported do not reflect the amounts actually received by the parties. Instead, these amounts reported reflect the aggregate grant date fair value of all options granted during fiscal year ended December 31, 2018, as computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our financial statements included in our Annual Report. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

The following table sets forth information with respect to issuances under the 2017 Plan that are subject to the ratification of such grants by our stockholders through the date of this Proxy Statement:

Name and Position	Issuances under the 2017 Plan
No. of Shares
Thomas Smith	1,000,000(1)
President

Total	1,000,000

(1)
Such options were granted on March 18, 2019, have a term of five years, an exercise price of $5.41 per share, and vest as follows: (i) 1/3 one year from the date of grant, and (ii) the remainder in equal monthly installments over the two years thereafter. As of the date of this Proxy Statement, such options have not vested or otherwise become eligible for exercise by Mr. Smith. In the event that stockholder approval of the Plan Amendment is not approved by our stockholders prior to March 16, 2020, such options will be deemed null and void.

 As noted above, although we do not currently have any definitive arrangements or agreements, either written or oral, regarding the issuance of additional awards pursuant to the 2017 Plan either prior or subsequent to the effectiveness of the Plan Amendment, we may issue additional awards under the 2017 Plan to certain individuals priorto obtaining stockholder approval of the Plan Amendment. In the event that we do issue additional awards under the 2017 Plan prior to the effectiveness of the Plan Amendment, all such issuances will also be conditioned upon stockholder approval of the Plan Amendment.

A vote in favor of this item will have the result of ratifying the issuance of the options set forth in the table above as well as the approval of the Plan Amendment.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2018, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,967,500	$1.62	32,500
Equity compensation plans not approved by security holders	100,000	$3.00	-
Total	2,067,500	$1.68	32,500

Vote Required

To approve Plan Amendment and ratify the all issuances made under the 2017 Plan to date, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against this Proposal. A broker or nominee will not have discretionary authority to vote on this Proposal because it is considered a non-routine matter. Accordingly, broker non-votes will have no effect on the outcome of this Proposal. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the adoption of the Plan Amendment.

Board of Directors Recommendation

The Board recommends a vote “FOR” the Plan Amendment and ratification of all issuances made thereunder to date.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF
ROSENBERG RICH BAKER BERMAN, P.A. TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

Upon recommendation of the Audit Committee of the Board of Directors, the Board appointed Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the year ending December 31, 2019, and hereby recommends that the stockholders ratify such appointment.

The Board may terminate the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board deems such termination necessary or appropriate.

Representatives of Rosenberg Rich Baker Berman, P.A. will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Audit Fees

The following table presents fees billed by Rosenberg Rich Baker Berman, P.A. for professional services rendered for the fiscal years ended December 31, 2018 and 2017:

	2018	2017
Audit fees (1)	$25,500	$25,500
Audit related fees (2)	3,000	4,075
Tax fees (3)	-	-
All other fees (4)	-	-
Total	$28,500	$29,575

(1)
Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the interim financial statements that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)
Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees are fees and expenses related to reviews of registration statements and SEC filings other than annual reports on Form 10-K and quarterly reports on Form 10-Q.

(3)
Tax Fees include the aggregate fees billed during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning. No such fees were billed by Rosenberg Rich Baker Berman, P.A. for 2018 or 2017.

(4)
All Other Fees consist of fees for products and services other than the services reported above. No such fees were billed by Rosenberg Rich Baker Berman, P.A. for 2018 or 2017.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee, and were pre-approved by the full Board of Directors prior to the formation of the Audit Committee in November 2018, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Audit Committee and Board of Director meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board (“PCAOB”), Financial Accounting Standards Board (“FASB”), or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

The Audit Committee has considered the role of Rosenberg Rich Baker Berman, P.A. in providing services to us for the year ended December 31, 2018 and has concluded that such services are compatible with such firm’s independence.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There have been no changes in or disagreements with accountants on accounting and financial disclosure.

Auditor Independence

Our Audit Committee and our full Board of Directors considered that the work done for us in the years ended December 31, 2018 and 2017, respectively, by Rosenberg Rich Baker Berman, P.A was compatible with maintaining Rosenberg Rich Baker Berman, P.A independence.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Date: March 7, 2019

The Audit Committee has reviewed and discussed with management and Rosenberg Rich Baker Berman, P.A., our independent registered public accounting firm, the audited consolidated financial statements in the Wrap Technologies, Inc. Annual Report on Form 10-K for the year ended December 31, 2018.

Rosenberg Rich Baker Berman, P.A. also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Respectfully Submitted, Patrick Kinsella Wayne Walker Michael Parris

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

Required Vote and Recommendation

Ratification of the selection of Rosenberg Rich Baker Berman, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2019 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Rosenberg Rich Baker Berman, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2019.

The Board recommends that stockholders vote “FOR” the ratification of the selection of Rosenberg Rich Baker Berman, P.A. as our independent auditors for the fiscal year ending December 31, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDERS MATTERS

As of April 1, 2019, we had one class of voting stock outstanding: Common Stock. The following table sets forth information concerning shares of our Common Stock beneficially owned as of April 1, 2019 (unless otherwise noted), by:

●
each person or entity known by us to be the beneficial owner of 5% or more of the outstanding shares of Common Stock;

●
each person currently serving as director; and

●
each of our named executive officers.

The share amounts in the table below are based on 27,364,607 shares of Common Stock issued and outstanding as of April 1, 2019. To our knowledge, except as otherwise indicated in the footnotes below, each person or entity has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person’s or entity’s name. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the securities.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class

Common Stock	Elwood G. Norris	7,052,457(2)	25.3%

Common Stock	Scot Cohen	5,805,744(3)	21.1%

Common Stock	James A. Barnes	2,795,700(4)	10.2%

Common Stock	David Norris	2,058,128(5)	7.5%

Common Stock	Thomas P. Smith	-	*

Common Stock	Michael Rothans	55,000(6)	*

Common Stock	Michael Parris	223,000(7)	*

Common Stock	Wayne R. Walker	-	*

Common Stock	Patrick Kinsella	-	*

Common Stock	Iroquois Capital Investment Group LLC	2,271,592	8.2%
	205 E 42nd Street, Floor 20
	New York, NY 10017

All directors and executive
officers as a group (9 persons)	17,990,029	63.2%

* less than 1%
__________________

(1)
Except as otherwise indicated, the business address for these beneficial owners is c/o the Company, 4620 Arville Street, Suite E, Las Vegas, Nevada 89103.

(2)
Includes 5,718,219 shares held by Mr. Elwood Norris directly; 850,904 shares beneficially owned by Mr. Elwood Norris through his family trust; 150,000 shares underlying stock options that may be exercised within 60 days from April 1, 2019; and 333,334 shares underlying warrants that may be exercised within 60 days from April 1, 2019.

(3)
Includes 5,254,906 shares held by Mr. Cohen; 400,838 shares beneficially owned by Mr. Cohen through Petro River Oil Corp. (“Petro River”); and 150,000 shares underlying stock options that may be exercised within 60 days from April 1, 2019. Mr. Cohen is Executive Chairman of Petro River and the beneficial owner of 11% of the issued and outstanding common stock of Petro River. Mr. Cohen disclaims beneficial ownership of the shares owned by Petro River.

(4)
Includes 2,286,741 shares beneficially owned by Mr. Barnes through a family trust; 358,959 shares beneficially owned by Mr. Barnes through Sunrise Capital, Inc.; and 150,000 shares underlying stock options that may be exercised within 60 days from April 1, 2019. Mr. Barnes is the President of Sunrise Capital, Inc.

(5)
Consists of shares beneficially owned by Mr. Norris through a family trust and 250,000 shares underlying stock options that may be exercised within 60 days from April 1, 2019.

(6)
Consists of 55,000 shares underlying stock options that may be exercised within 60 days from April 1, 2019.

(7)
Consists of shares held by Mr. Parris and 25,000 shares underlying stock options that may be exercised within 60 days from April 1, 2019.

(8)
Based on information provided by the stockholder in a Schedule 13G/A filed with the SEC on February 14, 2019 beneficial ownership consists of 1,183,501 shares and 50,000 shares underlying warrants that may be exercised held by Iroquois Capital Investment Group LLC (“ICIG”), and 704,757 shares and 333,334 shares underlying warrants held by Iroquois Master Fund Ltd. (“IMF”). Iroquois Capital Management L.L.C. (“Iroquois Capital”) is the investment manager of Iroquois Master Fund, Ltd. (“IMF”). Consequently, Iroquois Capital has voting control and investment discretion over securities held by IMF. As President of Iroquois Capital, Mr. Richard Abbe makes voting and investment decisions on behalf of Iroquois Capital in its capacity as investment manager to IMF. Mr. Abbe shares authority and responsibility for the investments made on behalf of IMF with Ms. Kimberly Page, each of whom is a director of IMF. As a result of the foregoing, Mr. Abbe and Mrs. Page may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of the securities held by IMF. As President of Iroquois Capital, Mr. Abbe makes voting and investment decisions on behalf of ICIG. As a result of the foregoing, Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by ICIG.

Certain Relationships and Related Transactions

The Company is obligated to pay royalties and pay development and patent costs pursuant to an exclusive Amended and Restated Intellectual Property License Agreement dated as of September 30, 2016 with Syzygy, a company owned and controlled by stockholders/officers Mr. Elwood Norris and Mr. James Barnes. The agreement provides for royalty payments of 4% of revenue from products employing the licensed ensnarement device technology up to an aggregate of $1,000,000 in royalties or until September 30, 2026, whichever occurs earlier. During the year ended December 31, 2018 the Company accrued royalties payable to Syzygy of $871.

Commencing in October 2017, the Company began reimbursing Mr. Elwood Norris, an officer and stockholder of the Company, $1,500 per month on a month to month basis for laboratory facility costs, for an aggregate of $4,500 during the year ended December 31, 2017 and an aggregate of $18,000 during the year ended December 31, 2018.

Mr. Norris, through a Family Trust, purchased 333,334 units of Company securities in the October 2018 private placement for an aggregate of $1.0 million.

For a director to be considered “independent,” the Board must affirmatively determine that the director has no material relationship with the Company (directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In each case, the Board considers all relevant facts and circumstances. Our Board has affirmatively determined that Messrs. Parris, Walker and Kinsella are independent directors.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by us at our principal executive offices no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. A stockholder proposal not included in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company. To be timely, the Company must have received the stockholder’s notice not less than 90 days nor more than 120 days in advance of the date the proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. However, if the date of the 2020 Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s Annual Meeting, the Company must receive the stockholder’s notice no later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 4620 Arville Street, Suite E., Las Vegas, Nevada 89103, or contact us at (800) 583-2652. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Notice, which we intend to mail to stockholders on or about April 8, 2019, will contain instructions on how to access the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by Internet, telephone or e-mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR E-MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

By order of the Board of Directors,

/s/ Scot Cohen
Scot Cohen
Executive Chairman of the Board

WRAP TECHNOLOGIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WRAP TECHNOLOGIES, INC.

FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

    The undersigned revokes all previous proxies and constitutes and appoints David Norris and James Barnes and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Wrap Technologies, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the 7th Floor Meeting Room in the One America Plaza building, located at 600 West Broadway, San Diego, CA 92101 on May 23, 2019 at 10:30 a.m., PT, and at any adjournment(s) or postponement(s) thereof, upon the following Proposals, each of which are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee identified in Proposal No. 1 and FOR Proposal No. 2 and Proposal No. 3, each of which have been proposed by our Board, and in the discretion of the proxy holder upon other matters as may properly come before the Annual Meeting.

(continued and to be signed on reverse side)

1.	ELECTION OF DIRECTORS
Nominees:
				FOR	WITHHELD
		01	Scot Cohen	☐	☐
		02	David Norris	☐	☐
		03	Michael Parris	☐	☐
		04	Patrick Kinsella	☐	☐

		05	Wayne R. Walker	☐	☐

2.

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2017 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR POTENTIAL ISSUANCE THEREUNDER FROM 2.0 MILLION TO 4.1 MILLION SHARES, AND RATIFICATION OF ALL ISSUANCES MADE THEREUNDER TO DATE.
				FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	RATIFYING THE APPOINTMENT OF ROSENBERG RICH BAKER BERMAN, P.A. AS WRAP TECHNOLOGIES, INC.’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.			FOR ☐	AGAINST ☐	ABSTAIN ☐

IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐	I WILL ATTEND THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder _______________________ Signature of Stockholder _________________________ (IF HELD JOINTLY)
Dated: ________________________________, 2019

    Note:     This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.